Exhibit 99.1

BankMobile Technologies, a Subsidiary of Customers Bank, and Megalith Financial Acquisition Corp. Agree to Combine to Bring a Digital Banking Platform to the Public Market under the New Name BM Technologies

BankMobile is one of the largest digital banking platforms in the country with over 2 million accounts

BankMobile Management to Lead Combined Company

MFAC has Binding Commitments for a $20 Million Private Placement for the Business Combination

Transaction Enterprise Value of $140 Million

Investor Calls on Thursday August 6th: MFAC and BankMobile Technologies at 2pm; Customers Bancorp at 4pm

NEW YORK, NY, August 6, 2020 – BankMobile Technologies, a subsidiary of Customers Bank, and one of America’s largest digital banking platforms, and Megalith Financial Acquisition Corp (NYSE: MFAC) (“MFAC”), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement.  Upon closing of the transaction, the combined company (the “Company”) will operate as BM Technologies Inc. and expects to be listed on the NYSE. The transaction reflects an enterprise value for the Company of $140 million. All BMT serviced deposits and loans will remain at Customers Bank immediately after the closing of the transaction. Upon the closing of the transaction, BM Technologies will be a financial technology company bringing banks and business partners together through its digital banking platform.

With over 2 million accounts, BankMobile Technology, Inc. (“BMT” or “BankMobile”) is one of the largest digital banking platforms in the country. Launched in January 2015, BankMobile’s mission has been to provide a compliant, mobile-first banking experience that is simple, affordable, and consumer-friendly. Named “Most Innovative Bank” by LendIt in 2019, BankMobile’s B2B2C Go-To-Market-Strategy leverages a multi-partner distribution model to generate high volume, low cost, customer acquisitions.

Today, BankMobile provides its Banking-as-a-Service (“BaaS”) platform to colleges and universities through BankMobile Disbursements, which reaches approximately one in every three college students in the country. Additionally, BankMobile recently announced the execution of an agreement with Google to introduce digital bank accounts, which will be available to its customers. BankMobile has also expanded its White-Label strategy most recently with T-Mobile for the launch of T-Mobile MONEY.

“We are thrilled to partner with MFAC to become a public company. In an era when digital banking continues to expand, we look forward to building our business over the coming years and taking advantage of all strategic opportunities,” said BankMobile CEO Luvleen Sidhu.

A.J. Dunklau, CEO of MFAC said, “There has been rapid growth of digital banking platforms, or neobanks, as many customers search for less burdensome access to banking services. We believe that BankMobile’s approach to collaborate with distribution partners and partner banks, positions it well to continue to grow as an increasing number of non-banks are looking to offer financial services to their existing customers. Accordingly, we believe that the opportunity to bring BankMobile to the public markets as a stand-alone company is highly attractive.”

BankMobile Highlights

•	Opportunity to disrupt massive U.S. banking market
o	Consumer preferences are changing rapidly, and banks are slow to adapt
o	Americans paid $34B in overdraft fees alone in 2017
o	Non-Banks increasingly want to engage their customers via financial services; however, the technical and regulatory challenges are substantial

•	B2B2C model delivers high-volume, low-cost customer acquisitions
o	By partnering with very large companies with established brand equity and loyal customer bases, BankMobile is able to leverage its technology and significantly reduce its customers acquisition costs while providing substantial benefits to its business partners
o	BankMobile’s customer acquisition cost today averages less than $10 per new account

•	Collaborations with industry leading companies
o	Recently announced an execution of an agreement with Google to introduce digital bank accounts built on BankMobile’s existing infrastructure.
o	Partnership with T-Mobile in offering T-Mobile MONEY

•	Highly attractive distribution channel through market leading position in higher education reaches one in every three college students
o	BankMobile provides its “Banking-as-a-Service” (BaaS) to colleges and universities through its BankMobile Disbursements business, which reaches more than five million students on 722 campuses nationwide

•	Unique offering delivers a full-service digital banking platform, connecting customers with a partner bank
o	In addition to its omni-channel digital banking apps delivered on a modern technology platform, BankMobile provides full-service banking support and access to a bank partner
o	The full-service digital banking platform includes back-office support, state of the art mobile-first onboarding systems, deposit operations, fraud management, and customer care

•	Attractive financial profile
o	Enterprise Value of $140 million at only 1.3x 2021E Revenues and 1.0x 2022E Revenues

•	Highly experienced and recognized management team and board
o	Executive management team averages 24 years of industry experience
o	CEO, Luvleen Sidhu, graduate of Harvard University and Wharton School and recognized as 2019 Fintech Woman of the Year by LendIt Fintech
o	Very experienced board of independent directors expected to be named shortly

Transaction Summary

The business combination transaction reflects an enterprise value for the Company of approximately $140 million. Customers Bank is to receive approximately $97 million in consideration comprised of cash, stock in the Company, and approximately $10 million in value attributed to a new technology license with BMT, with the total consideration subject to potential adjustment based on certain factors described in the merger agreement for the business combination (the “Merger Agreement”). In addition, at the closing, Customers Bank may be repaid a portion of the $40 million debt owed to it by BMT with the new Company assuming any unpaid debt. MFAC has received binding commitments of approximately $20 million for a common stock private placement, which commitments exceed the minimum cash closing condition required by the Merger Agreement. MFAC’s sponsor entity will forfeit the vast majority of its founder shares at the closing of the Transactions. The cash component of the consideration will be funded by a portion of MFAC’s cash in trust as well as a private placement from institutional investors and MFAC’s sponsor that will close concurrently with the closing of the business combination, in addition to BankMobile’s cash on its balance sheet in excess of an agreed upon cash reserve. The balance of the consideration will consist of shares of common stock in the combined Company, each to be valued at $10.38 per share. Customers Bank is expected to remain the largest investor in the Company by rolling over significant equity into the combined Company. Customers Bank will be subject to a standard lock-up period, but plans to reduce its ownership stake in BM Technologies gradually after the closing of the transaction.

In light of the relationship between MFAC’s sponsor and certain officers and directors of BankMobile’s ultimate parent entity Customers Bankcorp Inc. (“CUBI”), both MFAC and CUBI appointed special committees consisting of independent directors with full access to counsel and financial advisors. The special committees of each party reviewed this transaction and made unanimous recommendations to their respective boards of directors for approval.

The transaction is structured as a forward subsidiary merger, whereby BankMobile will merge with a newly-formed subsidiary of MFAC, with MFAC’s merger subsidiary continuing as the surviving entity and a wholly-owned subsidiary of MFAC. At the closing of the transaction, MFAC will change its name to BM Technologies.

The business combination and related equity financing (together, the “Transactions”) are expected to close in the fourth quarter 2020, pending MFAC stockholder approval and regulatory approval.

Advisors

Raymond James is acting as financial advisor to BankMobile and Customers Bank. Nelson Mullins Riley and Scarborough and Stradley Ronon Stevens & Young, LLP are acting as legal counsel to Customers Bank.

Boenning and Scattergood is acting as financial advisor to Customers Bancorp’s special committee and provided a fairness opinion for the transaction to the special committee. Duane Morris LLP is acting as independent counsel to Customers Bancorp’s special committee.

Keefe, Bruyette, & Woods, - a Stifel Company is acting as financial advisor and capital markets advisor to MFAC. Chardan is also acting as a capital markets advisor to MFAC. Ellenoff Grossman & Schole is acting as legal counsel to MFAC. Vantage Point Advisors is acting as a financial advisor to MFAC’s special committee and provided a fairness opinion for the transaction to the special committee.

Investor Call Details

MFAC and BMT will provide more information relating to the transaction on a pre-recorded investor call on Thursday, August 6 at 2:00 p.m. ET.

Date:	Thursday, August 6, 2020
Time:	2:00 PM EDT
Dial-in:	+1 (877) 770-3647
Participant Code:	59288071

Customers Bancorp will host a live investor call with Q&A on Thursday, August 6 at 4:00 p.m. ET.

Date:	Thursday, August 6, 2020
Time:	4:00 PM EDT
Dial-in:	+1 (800) 357-9083
Participant Code:	303651

Please dial in at least 10 minutes before the start of the call to ensure timely participation. A playback of the call will be available beginning August 6, 2020 at 7:00 PM EDT until 7:00 PM EDT on September 5, 2020. To listen, call within the United States 888-203-1112. Please use the replay passcode 7501016.

About BankMobile

Established in 2015, BankMobile Technologies is a division of Customers Bank and is among the largest mobile-first banking platforms in the U.S., offering checking and savings accounts, personal loans and credit cards. BankMobile, named the “Most Innovative Bank” by LendIt Fintech in 2019, provides an alternative banking experience to the traditional model. It is focused on technology, innovation, easy-to-use products and education with the mission of being “customer-obsessed” and creating “customers for life.” BankMobile employs a multi-partner distribution model, known as “Banking-as-a-Service” (BaaS), that enables the company to acquire customers at higher volumes and substantially lower expense than traditional banks. Its efficient operating model enables it to provide low-cost banking services to low/middle-income Americans who have been left behind by the high-fee model of “traditional” banks. Today, BankMobile Technologies provides its BaaS platform to colleges and universities and currently serves over two million account-holders at 722 campuses (covering one out of every three students in the U.S.). BankMobile Technologies is operating as the digital banking division of Customers Bank, which is a Federal Reserve regulated and FDIC-insured commercial bank. BankMobile is a technology company and is not a bank and does not provide banking services. For more information, please visit: www.bankmobile.com.

About Customers Bank

Customers Bancorp, Inc. is a bank holding company located in West Reading, Pennsylvania engaged in banking and related businesses through its bank subsidiary, Customers Bank. Customers Bank is a community-based, full-service bank with assets of approximately $17.9 billion at June 30, 2020. A member of the Federal Reserve System with deposits insured by the Federal Deposit Insurance Corporation, Customers Bank is an equal opportunity lender that provides a range of banking services to small and medium-sized businesses, professionals, individuals, and families through offices in Pennsylvania, Illinois, New York, Rhode Island, Massachusetts, New Hampshire and New Jersey. Committed to fostering customer loyalty, Customers Bank uses a High Tech/High Touch strategy that includes use of industry-leading technology to provide customers better access to their money, as well as Concierge Banking® by appointment at customers’ homes or offices 12 hours a day, seven days a week. Customers Bank offers a continually expanding portfolio of loans to small businesses, multi-family projects, mortgage companies and consumers. Customers Bancorp, Inc.'s voting common shares are listed on the New York Stock Exchange under the symbol CUBI. Additional information about Customers Bancorp, Inc. can be found on its website, http://www.customersbank.com.

About Megalith Financial Acquisition Corp

Megalith Financial Acquisition Corp. is a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the fintech or financial services industries. MFAC consummated its initial public offering on the NYSE in August 2018 and is listed under the symbol “MFAC”.

Forward Looking Statements

This press release contains, and certain oral statements made by representatives of MFAC, BankMobile and CUBI and their respective affiliates, from time to time may contain certain statements that are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “plan,” “intend,” “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “target,” “project,” “predict,” “intend,” “plan” and “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information, including forward-looking statements with respect to revenues and earnings, as well as forward-looking statements with respect to performance, strategies, prospects and other aspects of the businesses of MFAC, CUBI, Customers Bank and BankMobile, or the combined Company following completion of the proposed Transactions, which are based on current expectations that are subject to risks and uncertainties and are not predictions of actual performance. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Transactions; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of MFAC, any required regulatory approvals, or other conditions to closing in the Merger Agreement; (3) MFAC’s inability to meet the minimum cash requirements of the Merger Agreement due to a failure to complete the equity private placement or the amount of cash available following any redemptions by MFAC’s public stockholders; (4) the ability to meet NYSE listing standards following the consummation of the Transactions; (5) the risk that the proposed transaction disrupts current plans and operations of BankMobile as a result of the announcement and consummation of the Transactions; (6) the ability of CUBI and Customers Bank to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of management to operate the combined Company as a stand-alone public company, the ability of the combined

Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs involved in CUBI and Customers Bank continuing to provide certain services to the combined Company; (7) costs related to the proposed Transactions; (8) changes in applicable laws or regulations; (9) the possibility that the combined Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by MFAC or CUBI. Readers are cautioned that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on the current beliefs and assumptions by management of each of MFAC, CUBI, Customers Bank and BMT as of the date hereof and speak only as of the date they are made. Each of MFAC, CUBI, Customers Bank and BMT disclaims any obligation to update any forward-looking statement whether written or oral, except as may be required under applicable law.

For a more complete discussion of the assumptions, risks and uncertainties with respect to CUBI, you are encouraged to review the filings CUBI makes with the SEC, including its most recent annual report on Form 10-K for the year ended December 31, 2019, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in those Form 10-K and Form 10-Q filings, if any. For a more complete discussion of the assumptions, risks and uncertainties with respect to MFAC, you are encouraged to review the filings MFAC makes with the SEC, including its most recent annual report on Form 10-K for the year ended December 31, 2019, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in those Form 10-K and Form 10-Q filings, if any.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Transactions described herein will be completed, nor can there be any assurance, if such Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which will be filed by MFAC with the SEC as an exhibit to a Current Report on Form 8-K.

Important Information about the Transactions and Where to Find It

In connection with the Transactions described herein, MFAC will file relevant materials with the SEC, including a definitive proxy statement for MFAC’s shareholders. Promptly after filing the definitive proxy statement with the SEC, MFAC will mail the proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT MFAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MFAC, BANKMOBILE AND THE TRANSACTIONS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transactions (when they become available), and any other documents filed by MFAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Megalith Financial Acquisition Corp. at 535 5th Avenue, 29th Floor, New York, New York 10017.

Participants in Solicitation

MFAC and BankMobile and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of MFAC common stock in respect of the proposed Transactions. Information about MFAC’s directors and executive officers and their ownership of MFAC’s common stock is set forth in MFAC’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

For Customers Bancorp investor and media inquiries, please contact:

Customers Bancorp

Bob Ramsey

Director of Investor Relations, Customers Bancorp

rramsey@customersbank.com

484-926-7118

For Megalith Financial Acquisition Corp investor and media inquiries, please contact:

Megalith Financial Acquisition Corp.

A.J. Dunklau

Chief Executive Officer

aj@megalithfinancial.com

212-235-0438